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                                                                     EXHIBIT (a)

                            AGREEMENT OF JOINT FILING

                  Cooper River, Properties, LLC, Insignia Properties, L.P., AIMCO/IPT, Inc., AIMCO Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the Schedule 13D to which this Agreement is attached as an exhibit, and all amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated: October 5, 2000
                                       AIMCO PROPERTIES, L.P.

                                       By: AIMCO-GP, INC.
                                           (General Partner)

                                       By: /s/Patrick J. Foye
                                          -------------------------
                                           Executive Vice President

                                       AIMCO-GP, INC.


                                       By: /s/Patrick J. Foye
                                          -------------------------
                                           Executive Vice President

                                       APARTMENT INVESTMENT AND
                                       MANAGEMENT COMPANY


                                       By: /s/Patrick J. Foye
                                          -------------------------
                                           Executive Vice President

                                       COOPER RIVER PROPERTIES, L.L.C.

                                       By: /s/ Patrick J. Foye
                                          -------------------------
                                           Executive Vice President

                                       AIMCO/IPT, INC.

                                       By: /s/ Patrick J. Foye
                                          -------------------------
                                           Patrick J. Foye
                                           Executive Vice President

                                       INSIGNIA PROPERTIES, L.P.

                                       By: AIMCO/IPT, INC.
                                           (General Partner)

                                       By: /s/ Patrick J. Foye
                                          -------------------------
                                           Patrick J. Foye
                                           Executive Vice President